EARNINGS PER SHARE (Tables)	12 Months Ended
Dec. 31, 2023
Earnings per share [abstract]
SCHEDULE OF EARNINGS PER SHARE

	2023	2022
Basic earnings per share

Net income	$19,280	$16,643

Weighted average number of common shares - basic	35,623	35,610
Net income per share – basic	$0.54	$0.47

Diluted earnings per share

Net income	$19,280	$16,643

Effect of outstanding options	835	417

Weighted average number of common shares - diluted	36,458	36,027

Net income per share – diluted	$0.53	$0.46